Exhibit 10.29

Business Membership Application IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or business that opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, if applicable, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

MEMBER/ACCOUNT OWNER

BUSINESS/ORGANIZATION NAME: The Real Good Food Company, LLC		MEMBER NUMBER: [***]

OTHER TRADE OR D/B/A NAME:	MEMBERSHIP ELIGIBILITY: ACC

STATE ORGANIZED: California EIN/TIN: [***]	BUSINESS TYPE: Limited Liability Corporation

BUSINESS START DATE: 2/3/2016	SERVICES OFFERED:

PHYSICAL ADDRESS: 111 N..Artsakh Avenue #201

Glendale CA 91206

BUSINESS PHONE: [***]	EMAIL ADDRESS: [***]

AUTHORIZED PERSON / AUTHORIZED SIGNER

NAME: Josh Schreider	SSN/TIN: [***]	DATE OF BIRTH: [***]

HOME ADDRESS: [***]	DRIVER’S LICENSE/PERSONAL ID NO. : [***]

TITLE /POSITION: COO	STATE ID ISSUED BY: AZ	ID EXPIRATION DATE: [***]

OWNERSHIP % (IF ANY) [***]	E-MAIL: [***]	CELL PHONE: [***]

NAME: Rhea Lamia	SSN/TIN: [***]	DATE OF BIRTH: [***]

HOME ADDRESS: [***]	DRIVER’S LICENSE/PERSONAL ID NO. : [***]

TITLE /POSITION: Signer for PPZ	STATE ID ISSUED BY: CA	ID EXPIRATION DATE: [***]

OWNERSHIP % (IF ANY) [***]	E-MAIL: [***]	CELL PHONE: [***]

NAME: Bryan T Freeman	SSN/TIN: [***]	DATE OF BIRTH: [***]

HOME ADDRESS: [***]	DRIVER’S LICENSE/PERSONAL ID NO. : [***]

TITLE /POSITION: Signer for Slingshot	STATE ID ISSUED BY: CA	ID EXPIRATION DATE: [***]

OWNERSHIP % (IF ANY) [***]	E-MAIL: [***]	CELL PHONE: [***]

NAME:	SSN/TIN:	DATE OF BIRTH:

HOME ADDRESS:	DRIVER’S LICENSE/PERSONAL ID NO. :

TITLE /POSITION:	STATE ID ISSUED BY:	ID EXPIRATION DATE:

OWNERSHIP % (IF ANY)	E-MAIL:	CELL PHONE:

ACCOUNTS & SERVICES

X Business Share Savings* Free Business Checking
* Your Credit Union Account Automatically includes a share account. (Loan proceeds are deposited into this account.)
Additional Person(s) authorized to receive account information: ☐ Internet Banking

Is more than one signature required to transact business? NO

TIN CERTIFICATION AND BACKUP WITHHOLDING INFORMATION

Under penalties of perjury, the undersigned certifies on behalf of the Account Owner that:

1. The number shown on this form is the Account Owner’ s correct TIN (or the Account Owner is waiting for a number to be issued), and
☐

2.  The Account Owner is not subject to backup withholding because: (a) it is exempt from backup withholding, or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Account Owner that it is no longer subject to backup withholding, and

3.  The Account Owner is a U.S. citizen or other U.S. person. For federal tax purposes, the Account Owner is considered a U.S. person if the Account Owner is: an individual who is a U.S. citizen or U.S. resident alien; a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; an estate (other than a foreign estate); or a domestic trust (as defined in Regulations section 301.7701-7).

4. The FATCA code(s) entered on this form (if any) indicating that the Account Owner is exempt from FATCA reporting is correct.

Certification Instructions. Check the box for item 2 above if the Account Owner has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return. Checking the box serves to strike out the language related to underreporting. Complete the appropriate W-8 form if the Account Owner is not a U.S. person. If a separate W-8 form is completed, your signature does not serve to certify this section.

Exempt payee code (if any)	Exemption from FATCA reporting code (if any)

Authorization & Authorized Signers

By signing or otherwise authenticating, the undersigned, on behalf of the Account Owner, acknowledge(s) receipt of and agree(s) to the terms of this Business Account Card, the Business Membership and Account Agreement, the Funds Availability Policy Disclosure, additional documents and disclosures the Credit Union has provided, and to any amendments the Credit Union may make from time to time, which are applicable to the accounts and services requested herein. The undersigned also agree(s) that the information contained on this document is accurate, that any information updates identified on this Business Account Card amend all previously authenticated Business Account Card(s), and that such updates are subject to the terms and conditions of the applicable disclosures noted herein.

By signing this authorization, each of the signers jointly and severally certifies and agrees that the terms of the Certificate of Authority apply to the Member/Owner listed above. The signers further acknowledge receipt of and agree to the terms of the Membership and Account Agreement, Account Card, Truth-in-Savings Disclosure, and Funds Availability Policy Disclosure, if applicable, as amended by the Credit Union from time to time.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

/s/ Josh Schreider	/s/ BFreeman
Josh Schreider (May 12, 2020)	BFreeman (May 12, 2020)

/s/ Rhea Lamia
Rhea Lamia (May 12, 2020)

CERTIFICATE OF AUTHORITY

1.

Member/Owner. The Member/Owner name shown above is the complete and correct name of the Member/Owner. If applicable, all registered assumed names under which the Member/Owner does business are shown above. Each corporate officer, partner or trustee, whichever is applicable, warrants that the corporation, partnership, or living trust has been duly formed and is currently existing.

2.

Authorized Signers. The officers, authorized agents, or trustees, as applicable, signing above (Signers) presently occupy the positions shown and are authorized to transact business on behalf of the Member/Owner. Each Signer agrees to notify the Credit Union in writing of any change in authority. Credit Union may request any other evidence of Signer’s authority at any time.

3.	Authority.

a.	Each Signer certifies and agrees that the Member/Owner’s accounts will be governed by the terms set forth in the Membership and Account Agreement and Account Card, as amended from time to time.

b.

The Credit Union is directed to accept and pay without further inquiry any item, bearing the appropriate number of signatures as indicated above, drawn against any of the Member/Owner’s accounts. Unless otherwise indicated, any one Authorized Signer is expressly authorized to endorse all items payable to or owned by the Member/Owner for deposit with or collection by the Credit Union and to execute such other agreements and to perform any other transaction under the Agreement.

c.

The authority given to the Authorized Signers and Persons Authorized to Receive Account Information shall remain in full force until written notice of revocation is delivered to and received by the Credit Union at each location where an account is maintained. Any such notice shall not affect any items in process at the time notice is given. An authorized officer, trustee, or agent of the Member/Owner will notify the Credit Union of any change in the Member/Owner’s composition, assumed business names, or any aspect of the entity affecting the deposit relationship between the Member/Owner and the Credit Union before any such change occurs. The Credit Union shall have no duty to inquire as to the powers and duties of any Signer and shall have no notice of any breach of fiduciary duties by any Signer unless the Credit Union has actual notice of wrongdoing.

d.

The Persons Authorized to Receive Account Information, if applicable, are authorized to receive from the Credit Union, either orally or in writing, any information related to the account. Those persons are not authorized to withdraw funds or issue checks/drafts against or make any transaction related to the account.

Liability. Member/Owner and each Signer agree to indemnify and hold Credit Union harmless of any claim or liability as a result of unauthorized acts of any Signer or former Signer or acts of any Signer upon which Credit Union relies prior to notice of any account change or change of Member/Owner. The Member/Owner agrees that the Credit Union shall not be liable for any losses due to the Member/Owner’s failure to notify the Credit Union of such changes

CERTIFICATION OF BENEFICIAL OWNER(S) Persons opening an account on behalf of a legal entity must provide the following information.

a. Name and Title of Natural Person Opening Account:
NAME	TITLE
Josh Schreider	COO

b. Name, Type and Address of Legal Entity for Which the Account is Being Opened:
NAME	TYPE	ADDRESS

The Real Good Food Company, LLC	Limited Liability Corporation	111 N..Artsakh Avenue #201
GlendaleCA91206

c.  The following information for each individual, if any, who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 25 percent or more of the equity interests of the legal entity listed above. If no individual meets this definition, please check “Beneficial Owner Not Applicable” below and skip to the next section.

Beneficial Owner Not Applicable
BENEFICIAL OWNER 1
NAME	DATE OF BIRTH	ADDRESS (Residential or Business Street Address)
Josh Schreider	[***]	[***]
SOCIAL SECURITY NUMBER*	PASSPORT OR OTHER ID NUMBER*	COUNTRY OF ISSUANCE*
[***]	[***]	AR
BENEFICIAL OWNER 2
NAME	DATE OF BIRTH	ADDRESS (Residential or Business Street Address)
Rhea Lamia	[***]	[***]
SOCIAL SECURITY NUMBER*	PASSPORT OR OTHER ID NUMBER*	COUNTRY OF ISSUANCE*
[***]	[***]	USA
BENEFICIAL OWNER 3
NAME	DATE OF BIRTH	ADDRESS (Residential or Business Street Address)
Bryan Freeman	[***]	[***]
SOCIAL SECURITY NUMBER*	PASSPORT OR OTHER ID NUMBER*	COUNTRY OF ISSUANCE*
[***]	[***]	USA
BENEFICIAL OWNER 4
NAME	DATE OF BIRTH	ADDRESS (Residential or Business Street Address)
SOCIAL SECURITY NUMBER*	PASSPORT OR OTHER ID NUMBER*	COUNTRY OF ISSUANCE*

d. The following information for one individual with significant responsibility for managing the legal entity listed above, such as:

• An executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); or

• Any other individual who regularly performs similar functions (if appropriate, an individual listed under section (c) above may also be listed in this section (d)).
NAME		ADDRESS (Residential or Business Street Address)
Josh Schreider		[***]
TITLE		DATE OF BIRTH
COO		[***]
SOCIAL SECURITY NUMBER*	PASSPORT OR OTHER ID NUMBER*		COUNTRY OF ISSUANCE*
[***]	[***]		AZ

*	For U.S. Persons: Provide a Social Security Number.

For Non-U.S. Persons: Provide a Social Security Number, passport number and country of issuance, or other similar identification number, such as an alien identification card number or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

CERTIFICATION SIGNATURE

I,Josh Schreider(name of natural person opening account), hereby certify, to the best of my knowledge, that the information provided above is complete and correct.
Signature		Date
X	/s/ Josh Schreider
	Josh Schreider (May 12, 2020)	(Seal)

Primary Borrower Name/Address The Real Good Food Company, LLC - 111 N..Artsakh Avenue #201 Glendale CA 91206	Co-Borrower Name/Address	Date	Account Number
		5/9/2020	[***]

Interest Rate
1.00%

This Single Advance Loan Disclosure is made under the terms of your Simplified Loan Agreement with the above-named Credit Union and provides information that is specific to the closed-end credit advance described herein. By authenticating this transaction (that is, by signing or depositing any loan advance proceeds check, or by accepting and/or using any loan proceeds deposited by the Credit Union into your share or share draft account), this Single Advance Loan Disclosure becomes an integrated part of the Simplified Loan Agreement, and is subject to all of the terms and conditions set forth in that document.

Promise To Pay. By authenticating the transaction you promise to pay the principal amount advanced, plus all accrued interest and other charges according to the terms set forth in this document (including the Truth-In-Lending Disclosure) and in the Simplified Loan Agreement. The payment schedule for this Closed-End Credit Loan Type is set forth in the Truth-In-Lending Disclosure.

CAUTION: If you do not understand and agree with the information contained in this Single Advance Loan Disclosure you must contact the Credit Union immediately. You understand that by accepting loan proceeds evidenced by this disclosure, you agree to the terms of this Single Advance Loan. The loan proceeds may be returned or rejected if you do not agree with the credit terms or other conditions set forth in the Truth-in-Lending disclosure.

TRUTH-IN-LENDING DISCLOSURE – SINGLE ADVANCE LOAN

ANNUAL PERCENTAGE RATE The cost of your credit as a yearly rate.	FINANCE CHARGE The dollar amount the credit will cost you	AMOUNT FINANCED The amount of credit provided to you or on your behalf.	TOTAL OF PAYMENTS The amount you will have paid when you have made all payments as scheduled.
	$ 4,011.56	$308,702.00	$312,713.56
1.00%

Number of Payments	Amount Of Payments	When Payments Are Due
17	$17,372.98	12/9/2020

1	$17,372.90	5/9/2022

PREPAYMENT: If you payoff your loan early, you will not have to pay a penalty.

REQUIRED DEPOSIT: The annual percentage rate does not take into account your required deposit, if any.

PROPERTY INSURANCE: You may obtain property insurance from anyone you want that is acceptable to the Credit Union.

LATE CHARGE: If your payment is more than 10 days late you will be charged an amount equal to 5% of the past due payment , minimum $5.00, maximum $25.00.

ASSUMABILITY: Your loan is not assumable.

FILING FEES: $

SECURITY: You are giving us a security interest in:

☒	Your present and future shares and deposits with the credit union.

☒	Personal property (other than household goods or any dwelling) securing other loans you have with us.

☐	The property purchased in this transaction.

☐	Other (describe by item or type)

See your contract documents for any additional information about prepayment, default, any required repayment in full before the scheduled due date,

and prepayment refunds and penalties.	“e” means an estimate

ITEMIZATION OF THE AMOUNT FINANCED The Credit Union or an entity affiliated with the Credit Union will retain a portion of the amount paid to others denoted by asterisk (*).
Itemization of amount financed of	Amount given to you directly	Paid on Account	Prepaid Finance Charge
$	$	$	$
Amount paid to others on your behalf:
To:	$	To:	$
To:	$	To:	$
SECURITY DESCRIPTION – PLEDGED PROPERTY

By authenticating this transaction, you give the Credit Union a security interest in the property described below (“Pledged Property”) to secure repayment of the closed-end credit loan advance evidenced by this Single Advance Loan Disclosure. (Describe Pledged Property):

See Page 2 for additional information about security for this closed-end credit advance.

/s/ Josh Schreider	/s/ BFreeman
Borrower Josh Schreider (May 12, 2020) (seal)	Borrower BFreeman (May 12, 2020) (seal)

/s/ Rhea Lamia
Borrower Rhea Lamia (May 12, 2020) (seal)	Borrower (seal)

Primary Borrower Name/Address	Co-Borrower Name/Address	Date	Account Number
The Real Good Food Company, LLC -		5/9/2020	[***]
111 N..Artsakh Avenue #201
Glendale CA 91206

Security Interest: To secure repayment of the loan evidenced by this Single Advance Loan Disclosure, and any extensions, renewals, or refinancing of the loan, you give the Credit Union a security interest in the property described in the “Security” section on Page 1 (“Pledged Property”). This security interest covers not only the Pledged Property, but also covers all proceeds of, substitutions or replacements for, and all accessions and improvements to the Pledged Property, as well as all proceeds from insurance and all refunds of unearned premiums related to the Pledged Property. The security interest also includes any replacements of the Pledged Property you buy within 10 days of the loan, as well as any money you receive for selling the Pledged Property.

You understand and agree that by authenticating this advance you give the Credit Union a security interest in all individual and joint deposit accounts you have in the credit union, now or in the future, except for those accounts, such as an IRA, Keogh Account, or similar government-authorized tax deferral account which would lose special tax treatment if pledged as security for a loan advance (collectively, the “Pledged Deposits”).

Refer to the section “Security for Closed-end Loan Types” in the Simplified Loan Agreement for additional terms and conditions related to security for this loan.

You promise that you own the Pledged Deposits and any Pledged Property given as collateral, and/or that you will use the proceeds of this loan to purchase the Pledged Property, and that no one else has or will have an interest in or claim against the collateral, except as now or previously disclosed to the Credit Union.

Any item of personal property you pledge as security for this Single Advance Loan Type (other than household goods or any dwelling) will secure repayment of amounts you owe the Credit Union in the future, if that intent is reflected in the Truth In Lending Disclosures furnished in connection with any such future loans.

Protection of the Collateral: Refer to the section “Protection of the Collateral” in the Simplified Loan Agreement for the terms and conditions related to your agreements and obligations with respect to the collateral.

Property Insurance and Taxes: Refer to the section “Property Insurance and Taxes” in the Simplified Loan Agreement for the terms and conditions related to your obligations to insure the collateral and to pay any taxes on the collateral.

Default: You will be in default if you fail to make payments are required by this Single Advance Loan Disclosure. You will also be in default if any of the events described in the “Default” section of the Simplified Loan Agreement occur. Refer to the Simplified Loan Agreement for additional terms and conditions related to default.

Remedies: Refer to the section “Remedies” in the Simplified Loan Agreement for the Credit Union’s remedies in the event of default.

Lien Impressment and Right of Setoff: Refer to the section “Lien Impressment and Right of Setoff for All Loan Types” in the Simplified Loan Agreement for the terms and conditions related to the Credit Union’s right to impress and enforce a statutory lien on your shares on deposit with the Credit Union and to the Credit Union’s right of setoff.

Simplified Loan Agreement: You understand and agree that upon authentication of this loan that this Single Advance Loan Disclosure becomes an integrated part of the Simplified Loan Agreement, and that all of the terms and conditions contained in the Simplified Loan Agreement are incorporated herein. Refer to the Simplified Loan Agreement for important additional terms and conditions.

Notice: You promise that your name and address shown in this Single Advance Loan Disclosure is your legal name and place of residence and such place is the proper address for all notice(s) that may be required and your further understand that changes in address must be submitted to the Credit Union in writing to be effective.

Limited Power of Attorney: By accepting the proceeds of the loan evidenced by this Single Advance Loan Disclosure, you hereby appoint the Credit Union to be your lawful Attorney-in-Fact for you to record a lien on the motor vehicle or other property described as collateral herein and to print your name and sign the Credit Union, in your behalf. Your Attorney-in-Fact can also do all things necessary to any other related document and bind you in a sufficient manner as you would do yourself were you personally present and signing your name. With full power of substitution and revocation, by evidence of this loan, you confirm whatever your Attorney-in-Fact causes to be done within the scope of the Power of Attorney.

SPOUSAL INTERVENTION—This paragraph is to be completed only when the Security Agreement affects previously owned household goods and only one spouse applies for individual credit.

FOR LOUISIANA RESIDENTS

AND NOW INTO THESE PRESENCE INTERVENES

my spouse, appearing herein for the limited purpose of concurring with the granting of a security interest on the community-owned property described on the face side of this contract in accordance with the terms and conditions of this Agreement consistent with Article 2347 of the Louisiana Civil Code without creating any liability with regard to my spouse’s separate property as well as (where applicable) to waive any homestead or other exemptions from seizure with regard to the secured property as may be granted under Louisiana law.

INTERVENOR (Spouse):

Credit Union Approval                                                                    Date

                                                         For Credit Union Use Only

Owner of Collateral Signature (if applicable)
To be signed by Owner of Collateral Other than Borrower for the collateral pledged as security for this closed-end credit loan advance. If you are authenticating as “Owner of Collateral Other than Borrower,” you are giving the Credit Union a Security Interest in the property described above and you are bound only by the Security Agreement.

Owner of Collateral Other than Borrower Seal Date	Owner of Collateral Other than Borrower Seal Date
X	X

Deferral Information

Deferment Period. Borrower acknowledges that the loan represented by this Note has been extended to the Borrower by the Lender as authorized by the provisions of the Coronavirus Aid, Relief, and Economic Security Act enacted March 27, 2020 (the “CARES Act”). Pursuant to the Act, all payments hereunder are deferred for six (6) months from the date of this Note (the “Deferment Period”), the first payment of all interest accruing during the Deferment Period begin due on the payment date as set forth above. Borrower further acknowledges and agrees that at any time following the expiration of the Deferment Period, the Lender may, in its sole discretion, convert any amounts which may be due and owing at such time to a loan which fully amortize over the remaining term of this Note and the Borrower agrees to all changes in the monthly payment necessitated thereby.

/s/ Josh Schreider
Josh Schreider (May 12, 2020)
Josh Schreider

/s/ Rhea Lamia
Rhea Lamia (May 12, 2020)

Rhea Lamia

/s/ BFreeman
BFreeman (May 12, 2020)

Bryan Freeman

Borrower:	The Real Good Food Company, LLC
Organization Type:	Limited Liability Corporation
State of Organization:	California
Person(s) Authorized to Act on Behalf of Borrower:	Josh Schreider COO [***], Rhea Lamia Signer for PPZ, Bryan Freeman Signer for Slingshot
Lender:	Carter Federal Credit Union
Loan Amount:	$308,702.00
RESOLUTIONS OF THE BORROWER PAYCHECK PROTECTION PROGRAM

The undersigned, being all the members of the governing body of Borrower, do hereby adopt the following resolutions in the name of and on behalf of Borrower, without the necessity of a formal meeting, and in lieu thereof.

WHEREAS, Borrower has been adversely affected by the COVID-19 Pandemic and faces economic uncertainty as a result of the pandemic; and

WHEREAS, Borrower has determined that it is eligible for a loan under the Paycheck Protection Program (the “Program”) authorized by Section 1102 of the Coronavirus Aid, Relief and Economic Security Act, HR 748 (Pub. Law 116-136) (the “CARES Act”); and

WHEREAS, the Company desires to apply to Lender for a loan in the amount set forth above (the “Loan”) under the Program; and

WHEREAS, Borrower will use the Loan in accordance with the requirements of the CARES Act and all applicable rules, regulations and guidance issued by the United States Small Business Administration and Secretary of the Treasury applicable to the Program (“Program Requirements”);

NOW, THEREFORE, BE IT RESOLVED AS FOLLOWS:

1.  Borrower shall be, and hereby is, authorized to apply for, make, accept and enter into the Loan on such terms and conditions as any Authorized Person shall deem appropriate, the execution of any promissory notes and other loan documents, certificates and agreements in connection with the Loan by any Authorized Person to be conclusive evidence of approval thereof by Borrower.

2.  Borrower shall be, and hereby is, authorized and directed to comply with any and all Program Requirements.

3.  Borrower shall be, and hereby is, authorized and directed to take any all actions necessary to cause the forgiveness of so much of the Loan as Borrower may be entitled under Section 1106 of the CARES Act, the execution of any applications, certifications and agreements and the providing of any information in connection therewith by any Authorized Person to be conclusive evidence of approval and authorization thereof by Borrower.

4.  Borrower shall be, and hereby is, authorized and directed to take such further actions or to execute such further documents as Authorized Person may deem necessary or advisable to consummate the transactions contemplated by these resolutions, the taking of each of such actions or the execution of each of such documents by any Authorized Person to be conclusive evidence of approval thereof by Borrower.

5.  Each action heretofore taken, and each document or instrument heretofore executed by Borrower in connection with the transactions contemplated by these Resolutions shall be, and hereby is, ratified, affirmed and approved in all respects.

The undersigned, being all the persons or entities required to approve these Resolutions on behalf of Borrower hereby execute these Resolutions for and on behalf of Borrower as of the dates set forth below.

/s/ Josh Schreider	/s/ Rhea Lamia
Josh Schreider (May 12, 2020) Josh Schreider, COO [***]	Rhea Lamia (May 12, 2020) Rhea Lamia, Signer [***]

/s/ BFreeman
BFreeman (May 12, 2020)
Bryan Freeman Signer